[AAL LOGO]
AID ASSOCIATION FOR LUTHERANS
4321 N. Ballard Road, Appleton WI 54919-0001

[AAL CMC LOGO]
AAL Capital Management Corporation
222  West College Avenue, Appleton, WI 54919-0007

AAL Variable Universal Life Insurance Application

New Account Information


The Variable Life Owner / Applicant must provide the following information to meet insurance and securities industry regulatory rules designed for customer protection. This information is confidential and is only for the use of AAL and its affiliated companies.

Section A - Personal Information
Name of owner / applicant (print title, first, middle, last, and suffix name, as applicable)

Birthdate (mo/day/yr)         Are you a U.S. citizen?      Yes          No
                              Other citizenship description

Single                        Divorced                 Divorced Pending
Married                       Widowed                  Seperated

Number of dependents                under age 18 -

Occupation:
Labor/ Trades                        Office/ Retail
Manager/ Sales                       Professional
Retired                              Student
Unemployed
Other

Do you own a business?

Yes - Number of employees     Full-time employees
                              Part-time employees
No

Employer name

Employer street address

City                          State          ZIP Code

Associated with NASD firm?

Yes-  Firm -
No

Section B - Financial Suitability Information

Prior Investment Experience        none      less      more      Annual Household Income        Assets - Excluding this
                                             than 5    than 5                                   purchase
                                             years     years
Bank Savings, CD's                                               Under $20,000                  Cash / CDs                       $
Money Market Fund                                                $20,001 - $35,000              Stocks / Bonds                   $
Stocks or Equity                                                 $35,001 - $50,000              Mutual Funds                     $
Bonds or Fixed Income                                            $50,001 - $75,000              Business                         $
Mutual Funds                                                     $75,001 - $100,000             Residence (equity)               $
Variable Annuities / Life                                        More than $100,000             Insurance (cash value)           $
other                                                                                           Deferred Annuities               $
                                                                                                Retirement Plans                 $
                                                                                                Other                            $
                                                                                                Total Assets                     $

                                                                                                Liquid Net worth                 $


Need For Life Insurance
Estate Planning
Survivor's Need
Other -

Section C - Investment Information - For This Purchase Only

Purpose  Retirement   Other

Source of Premiums

Current Income
AAL Mutual Fund
Other Company Mutual Fund
Loans
Gift / Inheritance
Death Proceeds
Savings / Checking / CD
AAL Insurance / Annuity
Other Company Insurance/Annuity
Other -

Risk Tolerance

Check the number below that corresponds with the level of risk you are willing to accept.

Low-  1   2        3        4        5       6        7        8        9        10 -High
      CDs           Utility and Blue            Small Company                    Precious Metals
      Savings       Chip Stocks                 Emerging Growth                  Oil and Gas
      Accounts      and Bonds                   Securities                       Drilling
      Money Market Funds                        International
                                                Global Securities
                                                High Yield Securities

Section D - Other Information

      1. Are you replacing a Variable Life contract?
          Yes - Indicate the reason for the exchange of contract and provide allocation information on the contract being replaced.

          No


      2. List amount of total non-AAL life  insurance that is inforce or pending
          $

                                                         [AAL LOGO]
Adult Application For Variable Universal Life Insurance  Aid Association for
With Aid Association For Lutherans, (AAL),               Lutherans
A Fraternal Benefit Society, Appleton, WI 54919          4321 N. Ballard Road,
                                                         Appleton, WI 54919-0001


    New Certificate        Certificate Change          Certificate number
                           Reinstatement               Certificate number

Section 1 - Replacement
Yes   No  Is this  certificate  intended  to  replace  any part  of,  or all of, another company's contract?

          Is this certificate intended to replace any part of, or all of, an AAL certificate?

          Is this a 1035 exchange?

Section 2 - Proposed Insured

Name (print title, first, middle, last, and suffix name, as applicable)

Date of birth (mo/day/yr)  Sex     Current occupation       Residence state

Yes No Are you a citizen of the United States of America (USA) or a permanent resident of the USA?

Section 3 - Proposed Third Party Owner

Type of application:      Third Party                    Reason-

                          Advanced Marketing             Reason-

Type of Owner     Individual        Multiple individuals
                  Other

Name (print title, first, middle, last, and suffix name, as applicable)


Relationship to insured       Relationship to member        Date of birth       Percentage of       Residence
(mo/day/yr)                                                 (mo/day/yr)         common ownership    state

Complete additional names if multiple owners.
Multiple owners shall be:     Joint owners                  Common owners

Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured       Relationship to member        Date of birth (mo/day/yr)               Percentage of common
                                                                                                    ownership__%*
Name (print title, first,  middle, last, and suffix name, as applicable)
Relationship to insured       Relationship to member        Date of birth (mo/day/yr)               Percentage of common
                                                                                                    ownership__%*
Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured       Relationship to member        Date of birth (mo/day/yr)               Percentage of common
                                                                                                    ownership__%*
Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured       Relationship to member        Date of birth (mo/day/yr)               Percentage of common
                                                                                                    ownership__%*

       *Complete only if multiple owners with common ownership. If none indicated, percentage will be equal. Joint ownership is always equal. Authorized person(s) / trustee(s) who can sign on behalf of organization/ trust:
  1.
  2.
  3.
  4.
  5.

  Section 4 - Proposed Member Information (Complete only for Advanced Marketing)

  Advanced Marketing member name        Relationship of member to insured

  Section 5 - Complete for New Business/Term Conversion To New Certificate Only

  Specified amount $

  Type of issue:

  New Business
  Exercise Traditional GPO - Ctf No.         Amount to exercise - $
     Regular      Alternate*        Date -
          Reason:  Marriage   Birth    Adoption   New home mortgage

  *If the guaranteed option being exercised is not a regular contractual option, I hereby waive my right to exercise the next available regular option described in the certificate from which the option is being exercised.

Term Plan / Rider Conversion
Certificate Number(s)    Balance Of Term To Continue    Amount Of Term Converted
                         $                              $
                         $                              $
                         $                              $

AAL Group Term                Amount of term converted:  $

Death Benefit Option        Billed Premium Index      Billed Premium Index
Level (I) Increasing (II)   Yes   No                  Type & Percentage    %
Disability Waiver Benefit   Guaranteed Purchase       Accidental Death          Total Accidental Death
(DW)                        Option  Benefit (GPO)     Benefit (AD)              Benefit Other Companies:
Yes   No                    Amount:  $                Amount:  $                $

Time period between  Periodic  Needs                        Date of Periodic  Needs Review  (mo/day/yr)
Review 1 2 3                                                (if other than certificate  anniversary)
Initial Premium Allocation                                  Billed Premium  Allocation
Must total 100% and be in whole numbers.                    Must total 100% and be in whole numbers.

Money Market          %     Large Company Stock  %          Money Market         %        Large Company Stock  %
Balanced              %     Small Company Stock  %          Balanced             %        Small Company Stock  %
Bond                  %     International Stock  %          Bond                 %        International Stock  %
Fixed Account         %                                     Fixed Account        %
High Yield Bond       %                                     High Yield Bond      %


Telephone Authorization:          Yes          No

      By checking 'Yes' above, the applicant agrees and understands as follows:


1. AAL is authorized to accept and act upon telephone instructions from me for the following purposes', transfer of accumulated values among account options, address changes, changes in allocation of premiums, premium payment instructions, and any other transactions made available by AAL for telephone transfer. Any transfers shall be made on the basis of unit values next determined following AAL's receipt of instructions in proper order.

2. AAL may refuse telephone instructions if the caller cannot provide proper identification of person or account. Without prior disclosure, AAL may record any telephone conversations containing such instructions. If AAL acts in good faith upon the telephone instruction, AAL (and any affiliate or agent) will not be liable for any loss, expense, or cost arising out of any telephone instruction.

3. AAL may modify, suspend, or discontinue this privilege at any time without prior notice. The privilege is subject to terms of the certificate, the current prospectus, and any other rules enacted by AAL. This authorization is valid until written cancellation notice signed by the owner is received by AAL. All terms are binding on my agents, heirs, and assigns.

Section 6 - Complete For Certificate Change Only

Current Death Benefit Option           New Level Death Benefit Option
Level (I)     Increasing (II)          Level (I)       Increasing (II)

Maintain Current Specified Amount
Yes         No

Current Specified Amount $              New Specified Amount $

Reason for Specified Amount Change:

    Unscheduled Increase
    Exercise VUL GPO     Amount to exercise - $
    Regular  PNR*     Alternate         Date -
               Reason:  Marriage   Birth    Adoption     New home mortgage

    Large Premium Payment
    Exercise Traditional Gpo - Ctf No.  Amount to exercise -$
    Regular       Alternate*        Date -
               Reason:  Marriage   Birth    Adoption     New home mortgage

*If the guaranteed option being exercised is not a regular contractual option, I hereby waive my right to exercise the next available regular option described in the certificate from which the option is being exercised.

Term Plan / Rider Conversion

Certificate Number(s)   Balance Of Term To Continue     Amount Of Term Converted
                       $                                $
                       $                                $
                       $                                $

     AAL Group Term                     Amount of term converted: $

Disability Waiver Benefit
Currently on Certificate                        Change   Requested:

Yes     No                                      Add              Cancel

Guaranteed Purchase Option Benefit              Change   Requested:

Current Amount                                  Add S              Cancel
$                                               increase to $      Decrease to $

Accidental Death Benefit                        Change Requested:

Current Amount                                  Add $              Cancel
$                                               increase to $      Decrease to $

Billed Premium Indexing        Change Requested:
Current Percentage                  New value              % (type & percentage)
          %                         Cancel

Change to nonsmoker
Reduce insured's rating    Time period between Periodic Needs
                           Review   1  2  3
Date of Periodic Needs
Review -

Section 7 - Premium / Billing Information

Initial Premium paid by

(check mark)       Type                                        Amount
                   Check / Money Order                         $
                   Electronic First Premium (EFT               $
                   Internal 1035 Exchange                      $
                   Loan                                        $
                   Complete Withdrawal / Surrender             $
                   Surplus Refunds                             $
                   Partial Withdrawal                          $
                   Other-                                      $
                   None                                        $
Total Initial Premium Amount                               $

Premium Billing - Type of billing:
Regular  Billing  - Send to  special  billing  address?  Yes     No
MCA - First  MCA withdrawal  expected -    Add to existing MCA account-
Family Billing - Add to existing Family Bill account -
Government Allotment
No bill

Frequency of billing:

Annual         Semiannual
Quarterly      Monthly

Premium billing amount: $

EFT withdrawal date -

Draw the EFT from the financial institution for MCA account -

Name And Address For Special Billing / Family Billing

Billing Name (print title, first,  middle, last, and suffix name, as applicable)
Address   City      State     ZIP Code

Section 8 - Special Requests

Section 9 - Declaration Of Insurability
Insured:

Height         Weight    Weight 1 year ago       Reason for weight loss
Ft   In        Lbs       Lbs


Name of primary care provider - Indicate if none.

Patient ID no.           Date last consulted         Reason last consulted

Type of treatment        Medication prescribed       Recovery date

Yes  No
          1.   Have you:

          (a) Within the past two years used tobacco or other nicotine based products? If Yes, indicate date last used below:
               Cigarettes -
               Other tobacco / nicotine -
               Date started smoking cigarettes -

          (b)  Within the past two years participated in any of the following:

pilot, copilot, student  auto racing         sky diving
pilot or crew member     Motorcycle racing   Hang gliding
Ballooning               Powerboat racing    Other avocatio - provide details in
Skin / Scuba diving      Mountain climbing   Additional Underwriting Section

          (c) Within the past three years had a license suspended or had a moving traffic violation? If Yes, list below:

State where licensed        Driver license number
Type of violation
MPH over                    Date                Date                 Date
Type of violation
MPH over                    Date                Date                 Date
Type of violation
MPH over                    Date                Date                 Date
Type of violation
MPH over                    Date                Date                 Date
Type of violation
MPH over                    Date                Date                 Date
Type of violation
MPH over                    Date                Date                 Date

          (d)  Within  the  past  seven  years  had a life,  health,  disability
               income,   or long-term   care  insurance  application   declined,
               postponed, rated, modified, or withdrawn? If Yes, list below.

               Application action       Company name        Date
               Reason

               Application action       Company name        Date
               Reason

               Application  action      Company name        Date
               Reason

               Application action       Company name        Date
               Reason

               Application action       Company name        Date
               Reason

               Application action       Company name        Date
               Reason

Yes  No   2.   Have your parents or siblings ever had coronary  artery  disease, polycystic disease, Huntington's Chorea, or familial polypsis? If
               Yes list below.

Disorder    Relationship To     Age At Onset     Current Age        Age At Death
            Proposed Insured


Place details for all 'Yes' answers for questions three through nine in details section.

Yes  No   3.   Within  the past 10 years  have you ever been  diagnosed  or been treated by a physician or member of the medical profession, chiropractor, counselor, or any other professional for:

          (a) disorder of the heart, circulatory, blood, or immune system (excluding HIV)?
               If high blood pressure:            Date of Diagnosis -
               Last blood pressure reading -
               Date of last blood pressure check -
               Type of treatment -                Medication taking -
               Care provider / Facility with records if other than primary care provider -

               (b) abnormal growth, cyst, tumor, or cancer?
               (c) disorder of the respiratory system?
               (d) disorder  of the  digestive  system  such as the  stomach, intestines, rectum, liver, gallbladder, esophagus?
               (e) disorder of the urinary system, such as kidneys,  bladder?
               (f) disorder of the  endocrine  /  hormone  system?  If
                   diabetes:       Date  of diagnosis -
               Regulated by:
               Insulin-      Daily dose (units)      Oral medication        Diet
               Last blood sugar reading -         Fasting   Yes   No
               Date of Last Reading
               Check all that apply:

               Kidney disorder               Eye complication         Neuropathy
               Circulatory problems          Recurrent infection
               Other complications -

               Care provider / Facility with records if other than primary care provider -

          (g) disorder of the nervous system including psychological and psychiatric care? If seizures:
               Grand mal      Petit mal      Other -

          (h)  disorder of the muscle, skin, bone, or joint?

          (i)  disorder of the reproductive system?

          (j)  disorder of the eyes, ears, nose, or throat?

Yes  No   4.   Within the past 10 years, have you been advised to seek treatment or counseling, being treated for or received counseling or joined
               AA, NA, or other support organization for use of alcohol or drugs?

          If alcohol,  date last used -      Number of times treated
          Attends support organization:  Yes - Date last attended     No
          Care provider / Facility with records if other than primary care provider -

          If drugs, type -         Date last used -
          Number of times treated -
          Attends support organization:  Yes - Date last attended     No
          Care provider / Facility with records if other than primary care provider -

Yes  No   5.   Have you abused in the past or are you currently  using (for more than two weeks)  nonprescription or self-prescribed drugs such as cocaine,  marijuana,  amphetamines,  or narcotics?
               If Yes, type -         Date last used -

Yes  No   6.   (a) Are you currently disabled?

               (b) Are  disability  benefits  being filed for or received  from
                   Social  Security or from  another  source?
                   Date  disability began -            Reason for disability -

Yes  No   7.   Other than reported above, within the past 10 years, have you:

          (a)  consulted  or  been  advised  to  consult  a  doctor,   hospital,
               chiropractor, clinic, psychiatrist, psychologist, or counselor for any reason?

          (b) been medically treated or evaluated at a hospital, clinic, or other facility, received special training or special schooling or been medically advised to have any treatment, test, surgery, biopsy, or hospitalization not yet completed?

          (c) been advised by a physician, chiropractor, or medical therapist to restrict or avoid normal activities due to illness or injury?

          (d) taken any prescription drugs other than those previously listed? If Yes, list below.

               Prescription drug used                 Date last used

               Reason for use

               Prescription drug used                 Date last used

               Reason for use

               Prescription drug used                 Date last used

               Reason for used

               Prescription drug used                 Date last used

               Reason for use

               Prescription drug used                 Date last used

               Reason for use

Yes  No   8.   Other than reported above, within the past 10 years have you been treated for, or been diagnosed as having HIV infection or Acquired Immune Deficiency Syndrome (AIDS)?

Yes  No   9.   Other  than  reported  above,  have you been  under the care of a doctor or  medical  practitioner  or are you  scheduled  to see a doctor  or  medical  practitioner?
               If  Yes,  reason  for  care/appointment -         Date
               Care provider Facility with records if other than primary care provider -


Section 1O - Details For Questions Answered 'Yes'

Question: No/Ltr                Type of disorder, injury, test                               Date of diagnosis

Date of onset                   Number of occurrences          Treatment                     Date of last hospitalization
                                                                                             nursing home care, or home
                                                                                             health care

Last   occurrence  date         Recovered  Yes  No             Recovery  date                Surgery  date

Last consultation date          Time lost from work / school   Residuals

Medication(s) currently
taking                                                         Care provider / Facility with records if other than
                                                               primary care provider

Complete for question 3b only   Location             Type:  Benign    Malignant      Unknown

Question: No/Ltr                Type of disorder, injury, test                               Date of diagnosis

Date of onset                   Number of occurrences          Treatment                     Date of last hospitalization
                                                                                             nursing home care, or home
                                                                                             health care

Last   occurrence  date         Recovered  Yes  No             Recovery  date                Surgery  date

Last consultation date          Time lost from work / school   Residuals

Medication(s) currently
taking                                                         Care provider / Facility with records if other than
                                                               primary care provider

Complete for question 3b only   Location              Type:  Benign    Malignant      Unknown


Question: No/Ltr                Type of disorder, injury, test                               Date of diagnosis

Date of onset                   Number of occurrences          Treatment                     Date of last hospitalization
                                                                                             nursing home care, or home
                                                                                             health care

Last   occurrence  date         Recovered  Yes  No             Recovery  date                Surgery  date

Last consultation date          Time lost from work / school   Residuals

Medication(s) currently
taking                                                         Care provider / Facility with records if other than
                                                               primary care provider

Question: No/Ltr                Type of disorder, injury, test                               Date of diagnosis

Date of onset                   Number of occurrences          Treatment                     Date of last hospitalization
                                                                                             nursing home care, or home
                                                                                             health care

Last   occurrence  date         Recovered  Yes  No             Recovery  date                Surgery  date

Last consultation date          Time lost from work / school   Residuals

Medication(s) currently
taking                                                         Care provider / Facility with records if other than
                                                               primary care provider

Complete for question 3b only   Location             Type:  Benign    Malignant      Unknown




Question: No/Ltr                Type of disorder, injury, test                               Date of diagnosis

Date of onset                   Number of occurrences          Treatment                     Date of last hospitalization
                                                                                             nursing home care, or home
                                                                                             health care

Last   occurrence  date         Recovered  Yes  No             Recovery  date                Surgery  date

Last consultation date          Time lost from work / school   Residuals

Medication(s) currently
taking                                                         Care provider / Facility with records if other than
                                                               primary care provider

Complete for question 3b only   Location             Type:  Benign    Malignant      Unknown


Question: No/Ltr                Type of disorder, injury, test                               Date of diagnosis

Date of onset                   Number of occurrences          Treatment                     Date of last hospitalization
                                                                                             nursing home care, or home
                                                                                             health care

Last   occurrence  date         Recovered  Yes  No             Recovery  date                Surgery  date

Last consultation date          Time lost from work / school   Residuals

Medication(s) currently
taking                                                         Care provider / Facility with records if other than
                                                               primary care provider

Complete for question 3b only   Location             Type:  Benign    Malignant      Unknown


Question: No/Ltr                Type of disorder, injury, test                               Date of diagnosis

Date of onset                   Number of occurrences          Treatment                     Date of last hospitalization
                                                                                             nursing home care, or home
                                                                                             health care

Last   occurrence  date         Recovered  Yes  No             Recovery  date                Surgery  date

Last consultation date          Time lost from work / school   Residuals

Medication(s) currently
taking                                                         Care provider / Facility with records if other than
                                                               primary care provider

Complete for question 3b only   Location             Type:  Benign    Malignant      Unknown

Section 11 - Beneficiary Designation

If you are completing the application on paper, complete a beneficiary designation form printed from the forms package.

If new certificate is result of Term Conversion, beneficiary designation is for new certificate only. To change designation on existing certificate, complete separate beneficiary form printed from Forms System.


  Additional Underwriting Information


  Section 12 - Agreement And Authorization

  I understand and agree that:

1. I have personally read (or have had read to me) and verified all statements and answers provided to the AAL district representative as part of this application which includes: a. New Account information, and b. Variable Life application.

2. I have received and reviewed the current prospectus for the AAL Variable Life insurance contract and underlying mutual funds. I understand the provisions of the prospectus and agree to its terms.


3. Any false or incomplete statements or answers may result in the loss of coverage.

4.   This application will become part of the Variable Life contract.


5.   No change in this application shall be made without my written consent.


6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. I have received the Notice Of Insurance Information Practices. AAL can release information to the MIB pursuant to this notice.

8. No coverage shall take effect under the certificate applied for unless and until: a. the certificate is delivered: b. the first full premium is paid during the lifetime of the person to be covered- and c. the insurability of the person to be covered remains as described in this application.


9. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free lock period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.

10. Under the life insurance contract applied for, the Cash Value may increase or decrease in accordance with the experience of the separate account and is not guaranteed as to dollar amount (except for the 4% minimum return for any portion of cash value you invest in the Fixed Account).


11. Under the life insurance contract applied for, the Death Benefit will vary when you select the Variable Death Benefit Option. The Death Benefit will never be less than the Specified Amount as long as the Certificate is in force.


12. The date of this application is the date the application is signed by the proposed insured.

Authorization To Obtain Information

I authorize the release of my medical or nonmedical information available on me or my minor children to AAL from: any provider of health care; a consumer reporting agency an employer; an insurance or reinsuring company; an insurance agent; a governmental or other organization; the MIB; a family member or other person.

This information includes: diagnosis or medical history; psychiatric history or treatment; results of genetic tests; treatment and prognosis of any physical or mental condition drug or alcohol abuse history or treatment.

I also authorize the release to AAL of test results or information relating to H IV or confirmed diagnosis of or treatment for any sexually transmitted disease as required by law in my state.

I understand that AAL may use this information to determine eligibility for benefits under any existing certificate.

I further authorize AAL and the above sources, except the MIB, to provide the information to any reinsurers any legal agent employed by AAL, or to any insurance company or broker selected by AAL for the sole purpose of securing insurance coverage for me.

AAL will only release this information to organizations performing business, insurance, or legal services in connection with this application or claim or as may be lawfully required.

I agree that copies of this authorization may be used in place of the original. I may also request a copy. This authorization is valid for two years from the date shown below unless revoked earlier.

I have read (or have had read to me) the statements and answers made on this application. The signature below applies to all sections and statements on this application.

Signed at           City           State



Signature of proposed insured / Date signed (mo/day/yr)


Signature of member / Date signed (mo/day/yr)

Signature of owner / Date signed (mo/day/yr)
Signature of owner / Date signed (mo/day/yr)
Signature of owner / Date signed (mo/day/yr)
Signature of owner / Date signed (mo/day/yr)
Signature of owner / Date signed (mo/day/yr)

     Caution: If your answers on this application are incorrect or untrue, AAL may have the right to deny benefits or rescind your certificate.

I certify that I have asked all questions and recorded all answers as they were given to me and reviewed these with the proposed insured.

To the best of my knowledge,  the certificate  applied for       is       is not
intended to replace any part of, or all of, another contract.

Signature of AAL representative   Date signed(mo/day/yr)  DR name/Code number/ID

Section 13 - Representative's Information

      1. Requirements arranged for:

      Nonmedical only
      Paramedical examination (use HO approved only)
      Medical examination by MD
      Resting 12-lead electrocardiogram
      Blood Chemistry Profile (BCP)
      Other screening -
      Lab code number -

      Do you want the home office to electronically order the paramed exam, EKG, and/or BCP?
      Yes:  Facility name -
      No    (Electronic ordering can only be done with transmitted applications)
      Field initiated Attending Physician's Statement -
      Doctor / Facility name Facility name

2. Primary care provider address

Name

Address                                 City

                                        State       ZIP Code    Telephone number

      3. Other care provider addresses

Question:              Name                      City
No / Ltr               Address                   State ZIP Code Telephone number

Question:              Name                      City
No / Ltr               Address                   State ZIP Code Telephone number

Question:              Name                      City
No / Ltr               Address                   State ZIP Code Telephone number

Question:              Name                      City
No / Ltr               Address                   State ZIP Code Telephone number

Question:              Name                      City
No / Ltr               Address                   State ZIP Code Telephone number

Question:              Name                      City
No / Ltr               Address                   State ZIP Code Telephone number

Question:              Name                      City
No / Ltr               Address                   State ZIP Code Telephone number


4. Your estimate of
   proposed insured's:        Annual income (amt)        Other income (amt)

                              Other income (source)      Net worth

Yes  No   5.  Did you personally see the proposed insured and ask each question?
                    If no, explain -
Yes  No   6.  Did the proposed insured or proposed insured's family contact you for this coverage?
Yes  No   7.  (a) Do you claim production credit on an assigned congregation basis?
              If no, explain -

Complete only if you are the servicing representative but not the DR of the branch listed.

Service override number                        reason for override

             (b) Should the application credit be split? If Yes, list below.

Agent Identification Number     Split Percent
                                %                                          Note:
                                %                        The total split percent
                                %                               must equal 100%.
                                %

Yes No    8.   (a) Does the proposed insured have any other applications pending or being submitted other than this application? If Yes, list below.

               (b) Does any other family member have applications pending with AAL? If Yes, list below.

Name                          Date Applied                   Plan





          9. List amount of total non-AAL life insurance that is in force or pending - $

          10.  Purpose for insurance?

              Estate liquidity (estate taxes, clearance costs)
              Business insurance
              Family protection (income replacement, survivor, retirement, etc.) Loan

          11.  Will this application be electronically  transmitted?

               Additional Details


To the best of my knowledge and belief.

          A. know nothing about the proposed insured's health, habits, or lifestyle affecting insurability which has not been stated in this application.

          B. Required disclosures, outline(s) of coverage, Notice Of Insurance Information Practices, Buyer's Guide, Prospectus, and Receipt For Payment And Conditional Temporary Coverage Agreement were left with the proposed insured.

Signature of AAL representative / Date signed (mo/day/yr)

[AAL LOGO]
AID ASSOCIATION FOR LUTHERANS
4321 N. Ballard Road, Appleton WI 54919-0001

[AAL CMC LOGO]
AAL Capital Management Corporation
222  West College Avenue, Appleton, WI 54919-0007

AAL Variable Universal Life Insurance Application

New Account Information

The Variable Life Owner / Applicant must provide the following information to meet insurance and securities industry rules designed for customer protection. This information is confidential and is only for the use of AAL.

Section A - Personal Information
Name of owner / applicant (print title, first, middle, last, and suffix name, as applicable)

Birthdate (mo/day/yr)         Are you a U.S. citizen?      Yes          No
                              Other citizenship description

Single         Divorced       Divorced Pending
Married        Widowed        Separated

Number of dependents                under age 18 -

Occupation:
Labor/ Trades                        Office/ Retail
Manager/ Sales                       Professional
Retired                              Student
Unemployed
Other -

Do you own a business?

Yes - Number of employees     Full-time employees
                              Part-time employees
No

Employer name

Employer street address

City                          State     ZIP Code

Associated with NASD firm?

Yes-      Firm -
No

Section B - Financial Suitability Information
Prior Investment Experience        none      less       more
                                             than 5     than 5
                                             years      years
Bank Savings, CD's
Money Market Fund
Stocks or Equity
Bonds or Fixed Income
Mutual Funds
Variable Annuities / Life
other

Annual Household Income           Assets - Excluding this purchase

Under $20,000                     Cash / CDs                           $
$20,001 - $35,000                 Stocks / Bonds                       $
$35,001 - $50,000                 Mutual Funds                         $
$50,001 - $75,000                 Business                             $
$75,001 - $100,000                Residence (equity)                   $
More than $1 00, 000              Insurance (cash value)               $
                                  Deferred Annuities                   $
                                  Retirement Plans                     $
                                  Other                                $
                                  Total Assets                         $

                                  Liquid Net worth                     $

Need For Life Insurance       Estate Planning          Survivor's Need     Other

Section C - Investment Information - For This Purchase Only

Purpose        Retirement          Other

Source of Premiums

Current Income
AAL Mutual Fund
Other Company Mutual Fund
Loans
Gift / Inheritance
Death Proceeds
Savings / Checking / CD
AAL Insurance / Annuity
Other Company Insurance/Annuity
Other -

Risk Tolerance

Check the number below that corresponds with the level of risk you are willing to accept.

Low-  1      2        3        4        5       6        7        8        9        10 -High
      CDs                Utility and Blue         Small Company                      Precious Metals
      Savings            Chip Stocks              Emerging Growth                    Oil and Gas
      Accounts           and Bonds                Securities International           Drilling
      Money Market Funds                          Global Securities
                                                  High Yield Securities


Section D - Other Information

      1. Are you replacing a Variable Life contract?
                 Yes - Indicate  the reason for the  exchange  of  contract  and provide allocation information on the contract being replaced-

         No


      2. List amount of total non-AAL life  insurance that is inforce or pending
         $

Juvenile Application For Variable Universal Life Insurance
With Aid Association For Lutherans, (AAL),
A Fraternal Benefit Society, Appleton, WI 54919

[AAL LOGO]
Aid Association for Lutherans
4321 N. Ballard Road, Appleton, WI 54919-0001


    New Certificate        Certificate Change     Certificate number
                           Reinstatement          Certificate number

Section 1 - Replacement

Yes   No

          Is this certificate intended to replace any part of, or all of, another company's contract?
          Is this certificate intended to replace any part of, or all of, an AAL certificate?
          Is this a 1035 exchange?

Section 2 - Proposed Insured

Name (print title, first, middle, last, and suffix name, as applicable)

Date of birth (mo/day/yr)          Sex            Residence state


Section 3 Proposed Applicant/Controller

Name (print title, first, middle, last, and suffix name, as applicable)

Residence state          Relationship to insured

Date of birth (mo/day/yr)

Yes   No      Is proposed insured a member of applicant's household?
              Is proposed insured dependent upon the applicant for support and maintenance?


Section 4 - Proposed Third Party Owner

Third Party Application                    Reason-

Name (print title, first, middle, last, and suffix name, as applicable)

Relationship to insured       Date of birth (mo/day/yr)     Residence state

Yes  No   Is proposed insured a member of the applicant's household?
          Is proposed insured dependent upon the applicant for support and maintenance?


Section 5 - Complete for New Business / Term Conversion To New Certificate Only

Specified amount $

Type of issue:

New Business
Term Plan/Rider Conversion

Certificate Number(s)         Balance Of Term To Continue        Amount of Term
                                                                    Converted
                                   $                                  $
                                   $                                  $
                                   $                                  $


Death Benefit Option        Billed Premium Index      Billed Premium Index
Level (I) Increasing (II)   Yes   No                  Type & Percentage    %

Applicant Waiver Benefit
(AW)   Yes    No

Disability Waiver Benefit   Guaranteed Purchase       Accidental Death
(DW)                        Option  Benefit (GPO)     Benefit (AD)
Yes   No                    Amount:  $                Amount:  $

Total Accidental Death
Benefit Other Companies:
$

Time period between Periodic Needs     Date of Periodic Needs Review (mo/day/yr)
Review  1   2   3                      (if other than certificate anniversary)

Initial Premium Allocation                                  Billed Premium  Allocation
Must total 100% and be in whole numbers.                    Must total 100% and be in whole
                                                            numbers.

Money Market          %     Large Company Stock  %          Money Market         %        Large Company Stock  %
Balanced              %     Small Company Stock  %          Balanced             %        Small Company Stock  %
Bond                  %     International Stock  %          Bond                 %        International Stock  %
Fixed Account         %                                     Fixed Account        %
High Yield Bond       %                                     High Yield Bond      %


Telephone Authorization:          Yes          No

      By checking `Yes' above, the applicant agrees and understands as follows:

1. AAL is authorized to accept and act upon telephone instructions from me for the following purposes; transfer of accumulated values among account options, address changes, changes in allocation of premiums, premium payment instructions, and any other transactions made available by AAL for telephone transfer. Any transfers shall be made on the basis of unit values next determined following AAL's receipt of instructions in proper order.

2. AAL may refuse telephone instructions if the caller cannot provide proper identification of person or account. Without prior disclosure, AAL may record any telephone conversations containing such instructions. If AAL acts in good faith upon the telephone instruction, AAL (and any affiliate or agent) will not be liable for any loss, expense, or cost arising out of any telephone instruction.

3. AAL may modify, suspend, or discontinue this privilege at any time without prior notice. The privilege is subject to terms of the certificate, the current prospectus, and any other rules enacted by AAL. This authorization is valid until written cancellation notice signed by the owner is received by AAL. All terms are binding on my agents, heirs, and assigns.

Section 6 - Complete For Certificate Change Only

Current Death Benefit Option           New Level Death Benefit Option
Level (I)     Increasing (II)          Level (I)       Increasing (II)

Maintain Current Specified Amount
Yes         No

Current Specified Amount $          New Specified Amount $

Reason for Specified Amount Change:

     Unscheduled Increase

     Large Premium Payment

     Term Plan / Rider Conversion

Certificate Number(s)    Balance Of Term To Continue    Amount Of Term Converted
                           $                                $
                           $                                $
                           $                                $


Disability Waiver Benefit
Currently on Certificate          Change   Requested:

Yes     No                           Add              Cancel

Applicant Waiver Benefit
Currently on Certificate        Change   Requested:

Yes     No                      Add     Change to applicant - add AW      Cancel

Guaranteed Purchase Option Benefit           Change   Requested:

Current Amount                               Add $               Cancel
$                                            Increase to $       Decrease to $

Accidental Death Benefit                     Change Requested:
Current Amount                               Add $               Cancel
$                                            Increase to $       Decrease to $

Section 6 - Complete For Certificate Change Only (Continued)

Billed Premium Indexing                 Change Requested
Current Percentage                           New value     % (type & percentage)
%                                            Cancel

Reduce insured's rating    Time period between Periodic Needs     Date of
                           Review   1  2  3                       Periodic Needs
                                                                  Review -

Section 7 - Premium / Billing Information

Initial Premium paid by

(check mark)       Type                                        Amount

                   Check / Money Order                         $
                   Electronic First Premium (EFT               $
                   Internal 1035 Exchange                      $
                   Loan                                        $
                   Complete Withdrawal / Surrender             $
                   Surplus Refunds                             $
                   Partial Withdrawal                          $
                   Other-                                      $
                   None                                        $
Total Initial Premium Amount                               $

Premium Billing - Type of billing:

Regular  Billing  - Send to  special  billing  address?  Yes    No
MCA - First  MCA withdrawal  expected -
      Add to existing MCA account-
Family Billing - Add to existing Family Bill account
Government Allotment
No bill

Frequency of billing-.
Annual         Semiannual
Quarterly      Monthly

Premium billing amount: $

EFT withdrawal date -

Draw the EFT from the financial institution for MCA account -

Name And Address For Special Billing / Family Billing

Name (print title, first,  middle, last, and suffix name, as applicable)

Address                       City      State     ZIP Code

Section 8 - Special Requests

Section 9 - Declaration Of Insurability
Insured:

Height              Weight         Weight 1 year ago or at
Ft        In             Lbs       birth if under age 1     Lbs     Oz

Reason for weight loss

Name of primary care provider - Indicate if none.

Patient ID no.           Date last consulted           Reason last consulted

Type of treatment        Medication prescribed         Recovery date

          Within the past five years has the juvenile:

 Yes  No
          1. Had a life or health application declined, postponed, rated, modified, or withdrawn? If Yes, list below.

Application action            Company name                   Date
Reason
Application action            Company name                   Date
Reason
Application action            Company name                   Date
Reason
Application action            Company name                   Date
Reason
Application action            Company name                   Date
Reason

Place  details  for all 'Yes'  answers  for  question  two in  Juvenile  Details
Section.

 Yes  No
          2.   Been  diagnosed  or been  treated by a physician or member of the
               medical  profession,   chiropractor,   counselor,  or  any  other
               professional for:

               (a) disorder of the heart, circulatory, blood, or immune system (excluding HIV)?

               (b)  abnormal growth, cyst, tumor, or cancer?

               (c)  disorder of the respiratory system?

               (d) disorder of the digestive system such as the stomach, intestines, rectum, liver, gallbladder, esophagus?

               (e)  disorder of the urinary system, such as kidneys, bladder?

               (f)  disorder of the  endocrine / hormone  system?  If  diabetes:
                    Date of diagnosis -
                    Regulated by:
                    Insulin:  Daily dose (units)     Oral medication        Diet
                    Last blood sugar reading -       Fasting   Yes   No
                    Date of Last Reading

                    Check all that apply:

                    Kidney disorder          Eye complications        Neuropathy
                    Circulatory problems     Recurrent infection
                    Other complications -

                    Care provider / Facility with records if other than primary care provider -

               (g) disorder of the nervous system including psychological and psychiatric care? If seizures:
                    Grand mal      Petit mal      Other -


               (h)  disorder of the muscle,  skin,  bone, or joint?

               (i)  disorder of the reproductive system?

               (j)  disorder of the eyes, ears, nose, or throat?

 Yes  No   3.  Other  than  reported  above,  within  the past 5 years,  has the juvenile:

               (a)  consulted  or been  advised to  consult a doctor,  hospital,
                    chiropractor,   clinic,   psychiatrist,   psychologist,   or
                    counselor for any reason?

               (b) been medically treated or evaluated at a hospital, clinic, or other facility, received special training or special schooling or been medically advised to have any treatment, test, surgery, biopsy, or hospitalization not yet completed?

               (c) been advised by a physician, chiropractor, or medical therapist to restrict or avoid normal activities due to illness or injury?

               (d) taken any prescription drugs other than those previously listed? If Yes, list below.

Prescription drug used                                 Date last used
Reason for use

Prescription drug used                                 Date last used
Reason for use

Prescription drug used                                 Date last used
Reason for used

Prescription drug used                                 Date last used
Reason for use

Prescription drug used                                 Date last used
Reason for use

Applicant:
Height            Weight       Name of primary care provider - Indicate if none.
  Ft    In           Lbs

Date last consulted           Reason last consulted              Recovery date

Type of treatment                      Medication prescribed

Place details for all 'Yes' answers for questions in Applicant Details Section.

Yes   No
          1. Within the last 10 years have you had or do you currently have: cancer, heart attack, heart trouble, insulin dependent diabetes, rheumatoid arthritis, disorder of the nervous system, or have you been treated for or been diagnosed as having HIV infection or Acquired Immune Deficiency Syndrome (AIDS)?

          2. Within the last five years have you been hospitalized for any psychological / psychiatric condition, or within the last three years have you received treatment or medication for any psychological / psychiatric condition?


          3. Within the last three years have you been disabled for greater than two months or are you currently disabled?

Section 1OA - Details For Juvenile Questions Answered 'Yes'

Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered  Yes  No     Recovery date      Surgery  date

Last consultation date   Time lost from work / school              Residuals

Medication(s) currently taking

Care provider / Facility with records if other than primary care provider

Complete for question 2b only - Location     Type:
                                             Benign      Malignant      Unknown


Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered  Yes  No     Recovery date      Surgery  date

Last consultation date   Time lost from work / school              Residuals

Medication(s) currently taking

Care provider / Facility with records if other than primary care provider

Complete for question 2b only - Location     Type:
                                             Benign      Malignant      Unknown


Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered  Yes  No     Recovery date      Surgery  date

Last consultation date   Time lost from work / school              Residuals

Medication(s) currently taking

Care provider / Facility with records if other than primary care provider

Complete for question 2b only - Location     Type:
                                             Benign      Malignant      Unknown


Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered  Yes  No     Recovery date      Surgery  date

Last consultation date   Time lost from work / school              Residuals

Medication(s) currently taking

Care provider / Facility with records if other than primary care provider

Complete for question 2b only - Location     Type:
                                             Benign      Malignant      Unknown

Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered  Yes  No     Recovery date      Surgery  date

Last consultation date   Time lost from work / school              Residuals

Medication(s) currently taking

Care provider / Facility with records if other than primary care provider

Complete for question 2b only - Location     Type:
                                             Benign      Malignant      Unknown


Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered  Yes  No     Recovery date      Surgery  date

Last consultation date   Time lost from work / school              Residuals

Medication(s) currently taking

Care provider / Facility with records if other than primary care provider

Complete for question 2b only - Location     Type:
                                             Benign      Malignant      Unknown


Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered  Yes  No     Recovery date      Surgery  date

Last consultation date   Time lost from work / school              Residuals

Medication(s) currently taking

Care provider / Facility with records if other than primary care provider

Complete for question 2b only - Location     Type:
                                             Benign      Malignant      Unknown

Additional Underwriting Information

Section 10B - Details For Applicant Questions Answered 'Yes'

Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered   Yes   No    Recovery date      Surgery date

Last consultation date   Time lost from work / school               Residuals

Medication(s) currently taking

Care provider / Facility with records if other than  primary care provider

Complete for question 1 only - Location of Cancer


Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered   Yes   No    Recovery date      Surgery date

Last consultation date   Time lost from work / school               Residuals

Medication(s) currently taking

Care provider / Facility with records if other than  primary care provider

Complete for question 1 only - Location of Cancer


Question: No/Ltr         Type of disorder, injury, test        Date of diagnosis

Date of onset            Number of occurrences                 Treatment

Date of last hospitalization
nursing home care, or home
health care

Last occurrence date     Recovered   Yes   No    Recovery date      Surgery date

Last consultation date   Time lost from work / school               Residuals

Medication(s) currently taking

Care provider / Facility with records if other than  primary care provider

Complete for question 1 only - Location of Cancer


Additional Underwriting Information

Section 11 - Beneficiary Designation

If you are completing the application on paper, complete a beneficiary designation form printed from the forms package.

If new certificate is result of Term Conversion, beneficiary designation is for new certificate only. To change designation on existing certificate, complete separate beneficiary form printed from Forms Sustem.

Section 12 - Agreement And Authorization

  I understand and agree that:

1. I have personally read (or have had read to me) and verified all statements and answers provided to the AAL district representative as part of this application which includes: a. New Account information, and b. Variable Life application.

2. I have received and reviewed the current prospectus for the AAL Variable Life insurance contract and underlying mutual funds. I understand the provisions of the prospectus and agree to its terms.


3. Any false or incomplete statements or answers may result in the loss of coverage.

4.   This application will become part of the Variable Life contract.

5.   No change in this application shall be made without my written consent.

6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

7. I have received the Notice Of Insurance Information Practices. AAL can release information to the MIB pursuant to this notice.

8. No coverage shall take effect under the certificate applied for unless and until: a. the certificate is delivered: b. the first full premium is paid during the lifetime of the person to be covered- and c. the insurability of the person to be covered remains as described in this application.

9. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free lock period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.

10. Under the life insurance contract applied for, the Cash Value may increase or decrease in accordance with the experience of the separate account and is not guaranteed as to dollar amount (except for the 4% minimum return for any portion of cash value you invest in the Fixed Account).


11. Under the life insurance contract applied for, the Death Benefit will vary when you select the Variable Death Benefit Option. The Death Benefit will never be less than the Specified Amount as long as the Certificate is in force.

12. The date of this application is the date the application is signed by the proposed insured.

Authorization To Obtain Information

I authorize the release of my medical or nonmedical information available on me or my minor children to AAL from: any provider of health care; a consumer reporting agency an employer; an insurance or reinsuring company; an insurance agent; a governmental or other organization; the MIB, a family member or other person.
This information includes: diagnosis or medical history; psychiatric history or treatment; results of genetic tests treatment and prognosis of any physical or mental condition drug or alcohol abuse history or treatment.
I also authorize the release to AAL of test results or information relating to HIV or confirmed diagnosis of or treatment for any sexually transmitted disease as required by law in my state.
I understand that AAL may use this information to determine eligibility for benefits under any existing certificate. I further authorize AAL and the above sources, except the MIB, to provide the information to any reinsurers any legal agent employed by AAL, or to any insurance company or broker selected by AAL for the sole purpose of securing insurance coverage for me.
AAL will only release this information to organizations performing business, insurance, or legal services in connection with this application or claim or as may be lawfully required.
I agree that copies of this authorization may be used in place of the original. I may also request a copy.
This authorization is valid for two years from the date shown below unless revoked earlier. I have read (or have had read to me) the statements and answers made on this application. The signature below applies to all sections and statements on this application.

Signed at                     City              State



Signature of parent or guardian / Date signed (mo/day/yr)



Signature of applicant / controller
Date signed (mo/day/yr)



Signature of member / Date signed (mo/day/yr)



Signature of owner / Date signed (mo/day/yr)


     Caution: If your answers on this application are incorrect or untrue, AAL may have the right to deny benefits or rescind your certificate.

I certify that I have asked all questions and recorded all answers as they were given to me and reviewed these with the proposed insured.

To the best of my knowledge, the certificate applied for is is not intended to replace any part of, or all of, another contract.

Signature of AAL representative         Date signed (mo/day/yr)

DR name / Code number / ID

Section 13 - Representative's Information

     1.   Requirements arranged for:

               Nonmedical only
               Paramedical examination (use HO approved only)
               Medical examination by MD
               Resting 12-lead electrocardiogram
               Blood Chemistry Profile (BCP)
               Other screening -
               Lab code number -

Do you want the home office to electronically order the paramed exam, EKG, and/or BCP?
      Yes:  Facility name -
      No                      (Electronic ordering can only be done with
                               transmitted applications)

Field initiated Attending Physician's Statement -

Doctor / Facility name             Facility name

     2a.  Primary care provider address for juvenile proposed insured

Name

Address                       City      State     ZIP Code      Telephone number

     2b.  Primary care provider address for applicant

Name

Address                       City      State     ZIP Code      Telephone number

     3.   Other care provider addresses for juvenile proposed insured

Question-.           Name                     City
No / Ltr             Address                  State ZIP Code Telephone number

Question-.           Name                     City
No / Ltr             Address                  State ZIP Code Telephone number

Question-.           Name                     City
No / Ltr             Address                  State ZIP Code Telephone number

Question-.           Name                     City
No / Ltr             Address                  State ZIP Code Telephone number

Question-.           Name                     City
No / Ltr             Address                  State ZIP Code Telephone number

Question-.           Name                     City
No / Ltr             Address                  State ZIP Code Telephone number

Question-.           Name                     City
No / Ltr             Address                  State ZIP Code Telephone number

4. Your estimate of           Annual income (amt)           Other income (amt)
   proposed insured's:        Other income (source)         Net worth

Yes  No
          5. Did you personally see the proposed insured and ask each question? If no, explain -

          6. Did the proposed insured or proposed insured's family contact you for this coverage?

          7. (a) Do you claim production credit on an assigned congregation basis? If no, explain -

               Complete only if you are the servicing representative but not the DR of the branch listed.

               Service  override  number          Reason for override

               (b) Should the application credit be split? If Yes, list below.

Agent Identification Number     Split Percent
                                %                                          Note:
                                %                        The total split percent
                                %                               must equal 100%.
                                %


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          8.   (a) Does the proposed insured have any other applications pending or being submitted other than this application? If Yes, list below.


          (b) Does any other family member have applications pending with AAL? If Yes, list below.

               Name                          Date Applied                   Plan





          9. List amount of total non-AAL life insurance that is inforce or pending for juvenile: $

          10. List amount of total non-AAL life insurance that is inforce or pending for applicant: $

          11.  Purpose for insurance?

              Estate liquidity (estate taxes, clearance costs)
              Business insurance
              Family protection (income replacement, survivor, retirement, etc.) Loan

          12.  Will this application be electronically transmitted?

Additional Details






To the best of my knowledge and belief.

A. know nothing about the proposed insured's health, habits, or lifestyle affecting insurability which has not been stated in this application.


B. Required disclosures, outline(s) of coverage, Notice Of Insurance Information Practices, Buyer's Guide, Prospectus, and Receipt For Payment And Conditional Temporary Coverage Agreement were left with the proposed insured.

Signature of AAL representative / Date signed (mo/day/yr)